SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): July 1, 1996




                       VALLEY RIDGE FINANCIAL CORP.
          (Exact Name of Registrant as Specified in its Charter)




                                 MICHIGAN
                       (State or Other Jurisdiction
                             of Incorporation)

                    333-00724                          38-2888214
            (Commission File Number)                 (IRS Employer
                                                 Identification Number)

               6 NORTH MAIN STREET
               KENT CITY, MICHIGAN                       49330
    (Address of Principal Executive Offices)          (Zip Code)



    Registrant's Telephone Number, Including Area Code:  (616) 678-5911

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to an Agreement and Plan of Merger dated as of September 15, 1995 (the "Plan of Merger"), Community Bank Corporation, a Michigan corporation located in Grant, Michigan ("Community"), was merged with and into Valley Ridge Financial Corp. ("Valley Ridge") effective as of 12:01 a.m. on July 1, 1996 (the "Merger"). As a result of the Merger, Valley Ridge owns The Grant State Bank and all of the other assets of Community as well as Kent City State Bank and all of the assets of Valley Ridge.

     Under the Plan of Merger, each share of Community common stock, without par value ("Community Common Stock"), that was outstanding immediately prior to the effective time of the Merger will be converted into shares of Valley Ridge common stock, $10.00 par value ("Valley Ridge Common Stock"), based on a conversion ratio, subject to payment in cash for fractional shares. Each share of Valley Ridge Common Stock which is outstanding immediately prior to the effective time of the Merger will remain outstanding after the Merger.

     The conversion ratio of 1.5935 shares of Valley Ridge Common Stock for each share of Community Common Stock was determined by dividing the Community Adjusted Book Value Per Share (as defined in the Plan of Merger), multiplied by 1.20, by the Valley Ridge Adjusted Book Value Per Share (as defined in the Plan of Merger). The Community Adjusted Book Value Per Share was determined by dividing (i) Community's shareholders' equity as determined by Community's Final Balance Sheet (as defined in the Plan of Merger) as of May 31, 1996, less all dividends and other distributions of cash or property accrued after May 31, 1996, and plus or minus any adjustments provided for in the Plan of Merger, by (ii) the number of outstanding shares of Community Common Stock at the effective time of the Merger. The Valley Ridge Adjusted Book Value Per Share was determined by dividing (i) Valley Ridge's shareholders' equity as determined by Valley Ridge's Final Balance Sheet (as defined in the Plan of Merger) as of May 31, 1996, less all dividends and other distributions of cash or property accrued after May 31, 1996, and plus or minus any adjustments provided for in the Plan of Merger, by (ii) the number of outstanding shares of Valley Ridge Common Stock at the effective time of the Merger.

     The conversion ratio was negotiated by Valley Ridge's board of directors and Community's board of directors on an arm's-length basis. The board of directors of Valley Ridge proposed that a conversion ratio be established that would provide Community shareholders with shares of Valley Ridge Common Stock having a book value equal to 120% of the book value of Community Common Stock. Community's board of directors accepted the proposal of the board of directors of Valley Ridge. Thereafter, the boards of directors negotiated the method of calculating the conversion ratio due to differences in the comparability of the balance sheets of Valley Ridge and Community. The boards of directors of Valley Ridge and Community agreed upon certain adjustments to each corporation's book value set forth


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in the Plan of Merger in order to promote comparability of the balance sheets of Valley Ridge and Community for purposes of calculating the conversion ratio.

     Valley Ridge will not issue fractional shares of Valley Ridge Common Stock in the Merger. A Community shareholder who would otherwise have been entitled to receive a fraction of a share of Valley Ridge Common Stock in the Merger will receive instead an amount of cash determined by multiplying that fraction by $25.68, the Valley Ridge Adjusted Book Value Per Share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements of Community Bank Corporation are filed as part of this report:

               (i) The Audited Consolidated Financial Statements of Community Bank Corporation included under the caption "COMMUNITY BANK CORPORATION -- Audited Consolidated Financial Statements" on pages 87 through 115, inclusive, of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) filed with the Commission on May 8, 1996, are here incorporated by reference, which include:

                    (A) Independent Auditors' Report of Gavigan Burkhart Freeman & Co., P.L.L.C. dated January 17, 1995;

                    (B) Consolidated Balance Sheets at December 31, 1995 and 1994;

                    (C) Consolidated Statements of Earnings for the years ended December 31, 1995, 1994 and 1993;

                    (D) Consolidated Statements of Shareholders' Equity for the years ended December 31, 1995, 1994 and 1993;

                    (E) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

                    (F)  Notes to Consolidated Financial Statements.

               (ii) As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide interim financial statements for Community Bank Corporation. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.


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          (b)  PRO FORMA FINANCIAL INFORMATION.    The following pro forma
     financial statements of Valley Ridge Financial Corp. are filed as part of this report:

               (i) The Pro Forma Condensed Combined Financial Statements of Valley Ridge Financial Corp. included under the caption "THE MERGER -- Pro Forma Condensed Combined Financial Statements" on pages 28 through 33, inclusive, of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) filed with the Commission on May 8, 1996, are here incorporated by reference, which include:

                    (A) Introduction to Pro Forma Condensed Combined Financial Statements;

                    (B) Pro Forma Condensed Consolidated Balance Sheet at December 31, 1995;

                    (C) Pro Forma Consolidated Income Statements for the years ended December 31, 1995, 1994 and 1993; and

                    (D) Notes to Pro Forma Condensed Combined Financial Statements.

               (ii) As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the registrant to provide interim pro forma financial statements for Valley Ridge Financial Corp. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

          (c) EXHIBITS. The following exhibits are furnished with or incorporated by reference into this Current Report:

            EXHIBIT                  DOCUMENT

              2.1 Agreement and Plan of Merger between Community Bank Corporation and Valley Ridge Financial Corp. dated as of September 15, 1995. Included as Appendix A to the Prospectus and Proxy Statement filed as part of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) on May 8, 1996; here incorporated by reference.





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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALLEY RIDGE FINANCIAL CORP.


Date: July 15, 1996                By /S/ RICHARD L. EDGAR
                                      Richard L. Edgar
                                      President and Chief
                                      Executive Officer






































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                               EXHIBIT INDEX

     EXHIBIT NO.                        DOCUMENT

        2.1 Agreement and Plan of Merger between Community Bank Corporation and Valley Ridge Financial Corp. dated as of September 15, 1995. Included as Appendix A to the Prospectus and Proxy Statement filed as part of the Form S-4 Registration Statement of Valley Ridge Financial Corp. (Registration Statement No. 333-00724) on May 8, 1996; here incorporated by reference.








































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